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                                                                    EXHIBIT 10.6

                             THIRD AMENDMENT TO THE
                           U.S. ROBOTICS CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN


     The U.S. Robotics Corporation Employee Stock Purchase Plan (the "Plan") is hereby amended, effective January 1, 1997, as follows:

     1. Section 3(c) of the Plan shall be amended to read as follows:

        "An employee shall be eligible to participate in the Plan:

                 (i) Who has been employed for three consecutive months;

                 (ii) Whose customary employment is more than 20 hours
            per week; or

                 (iii) Whose customary employment is for more than five
            months in any calendar year.

      2. Any reference to "full" shares in the Plan shall be deemed to include fractional shares as well.

     IN WITNESS WHEREOF, U.S. Robotics Corporation has caused this Amendment to be executed by its officer hereto duly authorized this 14th day of November, 1996.

                               U.S. ROBOTICS CORPORATION,
                               a Delaware corporation


                               By:      /s/ Mark Remissong
                                     ------------------------------------------

                               Its:  Vice President and Chief Financial Officer